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                                                                   EXHIBIT 99.15


                             PRESIDION CORPORATION

    CERTIFICATION OF CHIEF EXECUTIVE OFFICER/ACTING CHIEF FINANCIAL OFFICER

I, Craig A. Vanderburg, President and Chief Executive Officer/Acting Chief Financial Officer of Presidion Corporation (the "Company"), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1. the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2003, to which this statement is filed as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                  /s/ Craig A. Vanderburg
                                  -----------------------
                                  Craig A. Vanderburg
                                  President and Chief Executive Officer/Acting
                                  Chief Financial Officer


Date:  June 27, 2003